UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐     Preliminary Proxy Statement

☐     Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☒     Definitive Proxy Statement

☐     Definitive Additional Materials

☐     Soliciting Material Pursuant to §240.14a-12

SOLARMAX TECHNOLOGY, INC.
(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

SOLARMAX TECHNOLOGY, INC.

3080 12th Street

Riverside, California 92507

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

November 10, 2025

NOTICE IS HEREBY GIVEN that the 2025 annual meeting of stockholders of SolarMax Technology, Inc., a Nevada corporation, will be held on a virtual basis on Monday, November 10, 2025, at 5:00 P.M. Pacific time, for the following purposes:

1.

Election of five director nominees named in this proxy statement, each for a term of one year expiring at our 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified (“Proposal 1” or the “Director Election Proposal”);

2.

To ratify the appointment by the Board of Directors of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (“Proposal 2” or the “Auditor Ratification Proposal”); and

3.	To transact, in the discretion of the Company’s Board of Directors, such other business as may properly come before the Meeting or any adjournment thereof.

The board of directors has fixed the close of business on October 6, 2025 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

The meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the meeting online, vote and submit your questions during the meeting by visiting https://www.cstproxy.com/solarmaxtech/2025. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

On or about October 14, 2025, we will commence mailing to our stockholders this Notice of Annual Meeting and Proxy Statement and our Form 10-K Annual Report for the year ended December 31, 2024.

Even if you are planning on attending the Meeting online, please promptly submit your proxy vote via the Internet, by telephone or by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting.

Details regarding admission to the Meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Meeting of Stockholders and proxy statement.

We hope you will be able to attend the Meeting. Whether or not you plan to attend the Meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy over the Internet or by telephone (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

The Board unanimously recommends a vote “FOR” each of the Director candidates nominated by the Board, a vote “FOR” the ratification of the Company’s independent registered public accounting firm, and a vote “FOR” approval of  such other business as may be properly be submitted at the meeting by the Board. The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting.

By order of the Board of Directors

David Hsu
Chief Executive Officer

Riverdale, California

October 14, 2025

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SOLARMAX TECHNOLOGY, INC.

3080 12th Street

Riverside, California 92507

PROXY STATEMENT

Annual Meeting of Stockholders

to be held via live webcast on Monday, November 10, 2025 at 5:00 P.M., Pacific Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

This Proxy Statement describes the proposals on which our Board of Directors (the “Board”) would like you, as a stockholder, to vote on at our 2025 Annual Meeting of the Stockholders (the “Meeting”), which will take place on Monday, November 10, 2025, at 5:00 P.M. Pacific time via live webcast.

This Proxy Statement also gives you information on these proposals so that you can make an informed decision. We intend to mail this Proxy Statement and accompanying proxy card on or about October 14, 2025, to all stockholders of record entitled to vote at the Meeting.

In this Proxy Statement, we refer to SolarMax Technology, Inc. as the “Company,” “we,” “us” or “our” or similar terminology.

Who can vote at the Meeting?

Stockholders who owned shares of our common stock, par value $0.001 per share (the “Common Stock” and such shares of held on the Record Date, the “Voting Stock”) on October 6, 2025 (the “Record Date”) may attend and vote at the Meeting. Each share of Common Stock is entitled to one vote. There were 54,302,950 shares of Common Stock outstanding on the Record Date. All shares of Voting Stock vote together as a single class. Shares of the Voting Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors”.

What is the proxy card?

The proxy card enables you to appoint David Hsu, our chief executive officer, and Stephen Brown, our chief financial officer, as your representatives at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Mr. Hsu and Mr. Brown to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card or vote online or by telephone before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on the following proposals:

1.

Election of five director nominees named in this proxy statement, each for a term of one year expiring at our 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.

To ratify the appointment by the Board of Election of CBIZ CPAs P.C. as the Company’s registered public accounting firm for the year ending December 31, 2025 (“Proposal 2” or the “Auditor Ratification Proposal”); and

3.	To transact, in the discretion of the Company’s Board of Directors, such other business as may properly come before the Meeting.

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How does the Board recommend that I vote?

The Board unanimously recommends a vote “FOR” each of the Director candidates nominated by the Board, a vote “FOR” the ratification of the Company’s independent registered public accounting firm, and a vote “FOR” approval of such other business as may be properly submitted at the meeting by the Board.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding shares in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card or vote by internet of telephone as described below to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Meeting as described below. Whether or not you plan to attend the Meeting, please vote prior to the Meeting as described below to ensure that your vote is counted.

How do I vote?

If you are a stockholder of record, you can vote in the following ways:

(1) Via the Internet. Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card.

(2) Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3) In person. You may vote at the Meeting by following the instructions when you log-in for the Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Meeting.

(4) By mail. You may vote by mail. If you are a record holder, you may vote by proxy by filing out the proxy card and sending it back in the envelope provided, which requires no postage if mailed in the United States.

If you sign and return the proxy card or submit an electronic vote or vote by telephone but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

If you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker, or other nominee. If you hold your shares through a stockbroker, nominee, fiduciary or other custodian you may also be able to vote through a program provided through Broadridge that offers Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in the Broadridge program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the Broadridge program must be received by 11:59 p.m. Eastern Time on the day before the Annual Meeting.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return or otherwise vote all proxy cards to ensure that all of your shares are voted.

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What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

•	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;

•	either (i) signing another proxy card with a later date and returning it before the polls close at the Meeting or (ii) voting online or by telephone again at a later date; or

•	participating in the Meeting live via the internet and voting again.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card or vote online, your shares will not be voted unless you vote at the Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on the ratification of the Company’s independent public accountant since such matter is a routine matter, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares in the election of directors, which is considered a discretionary matter, it is important that you cast your vote.

What is the deadline for voting via the internet or telephone?

Internet and telephone voting for stockholders of record is available through 11:59 p.m. Eastern Time on Sunday, November 9, 2025 (the day before the Annual Meeting).

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to Proposal 1 (the election of directors), you may vote “for” the director nominee or “withhold” authority to vote for one or more director nominees. With respect to Proposal 2 (ratification of the Company’s independent public accountant), you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors is “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on those proposals. The ratification of the appointment of the Company’s independent public accountant is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to elect a director?

Our bylaws provides that the election of directors shall be decided by a majority of the votes cast at the Meeting by the holders of stock entitled to vote in the election; provided, however, that, if the Secretary determines that the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares represented in person or by proxy at the Meeting held to elect directors and entitled to vote on such election of directors. For purposes of clarity, a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the votes cast “against” such nominee’s election. If a nominee for director who is not an incumbent director or the Board’s nominee for director does not receive a majority of the votes cast, the nominee shall not be elected.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon is required to ratify CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2025. Abstentions will have the effect of a vote against this proposal, but since this is a routine matter, brokers may vote at the Meeting on this proposal provided that they have not received contrary instructions from a beneficial owner.

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What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for each of the director nominees and a “for” vote for the ratification of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2025. If a proposal comes up for a vote at the Meeting that is not on the proxy card, the proxy will vote according to the named proxies’ best judgment.

Do I have dissenters’ or appraisal rights?

No stockholders are entitled to appraisal rights in connection with the proposals at the Meeting under Nevada Law.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and file a Current Report on Form 8-K announcing the voting results of the Meeting.

Who can help answer my questions?

You can contact our \Chief Financial Officer, Mr. Stephen Brown, at (951) 300-0788 or by sending a letter to Mr. Brown at the offices of the Company at 3080 12th Street, Riverside, California 92507, with any questions about proposals described in this Proxy Statement or how to execute your vote.

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SOLARMAX TECHNOLOGY, INC.

3080 12th Street

Riverside, California 92507

PROXY STATEMENT

INTRODUCTION

2025 Annual Meeting of Stockholders

This Proxy Statement is being furnished to the holders of our Common Stock in connection with the solicitation of proxies for use at the 2025 Annual Meeting of Stockholders of the Company. The Meeting is to be held via live webcast on November 10, 2025, at 5:00 P.M. Pacific time, and at any adjournment or adjournments thereof.

Record Date; Mailing Date

The Board has fixed the close of business on October 6, 2025 as the Record Date for the determination of stockholders entitled to notice of and to vote and act at the Meeting. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting. The Proxy Statement is first being mailed to stockholders of the Company on or about October 14, 2025.

Proposals to be Submitted at the Meeting

At the Meeting, stockholders will be acting upon the following proposals:

1.

Election of five director nominees named in this proxy statement, each for a term of one year expiring at our 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.	To ratify the appointment by the Audit Committee of the Company’s Board of Directors of CBIZ CPAs P.C. as the Company’s registered public accounting firm for the year ending December 31, 2025; and

3.	To transact, in the discretion of the Company’s Board of Directors, such other business as may properly come before the Meeting or any adjournment thereof.

Principal Offices

The principal executive offices of the Company are located at 3080 12th Street, Riverside, California 92507. The Company’s telephone number at such address is (951) 300-0788.

Information Concerning Solicitation and Voting

As of the Record Date, there were 54,302,950 outstanding shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter to be voted on at the Meeting. Only holders of shares of Voting Stock on the Record Date will be entitled to vote at the Meeting. The presence in person or by proxy of holders of record of a one-third of the Voting Shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Meeting. If a quorum should not be present, the Meeting may be adjourned until a quorum is obtained.

For purposes of Proposal 1, the director nominees receiving the highest number of affirmative votes cast at the Meeting will be elected. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s election. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted as voted for that nominee.

For purposes of Proposal 2, the affirmative vote of the holders of a majority in voting power of the shares of stock of the corporation which are present in person or by proxy and entitled to vote thereon is required to ratify CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2025. Abstentions will have the effect of a vote against this proposal, but since this is a routine matter, brokers may vote at the Meeting on this proposal provided that they have not received instructions from a beneficial owner.

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Expenses

The expense of preparing, printing and mailing this Proxy Statement and our Form 10-K annual report, and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward the proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of proxies

Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF THE DIRECTOR NOMINEES AND A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR CANDIDATE NOMINATED BY THE BOARD AND A VOTE “FOR” THE APPROVAL OF PROPOSAL 2 TO BE SUBMITTED AT THE MEETING BY THE BOARD.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws provide that the Board shall consist of not less than one nor more than nine members, and that any newly created directorship that results from an increase in the number of directors or any vacancy on the Board will be filled solely by the affirmative vote of a majority of the directors then in office. A director elected by the Board in the case of a newly created directorship will hold office for his or her full term until his or her successor is elected and qualified. A director elected by the Board in the case of a vacancy will hold office for the remaining term of his or her predecessor until his or her successor is elected and qualified. All directors shall be elected annually. Directors need not be residents of Nevada or stockholders of the Company.

Our Board currently consists of six directors. Two of our current directors have informed us that they do not desire to stand for re-election. The Board has set the number of directors to be elected at the Meeting at five. Each of the director nominees identified below has confirmed that he or she is able and willing to serve as a director if elected. If any of the director nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute director nominee recommended by the current Board.

The Board has nominated David Hsu, Simon Yuan, Wei Yuan Chen, Lei Zhang, Ph.D., and Steve Chen for election at the Annual Meeting, each to serve for a one-year term until the conclusion of the 2026 annual meeting of stockholders and until their successor is duly elected and qualified.

Please see “Directors” below for more information, including the background and business experience of each director nominee taken into consideration by the Board.

Required Vote and Recommendation

The election of directors requires the affirmative (“FOR”) vote of a majority of votes cast by shares of our Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. The five director nominees receiving a majority of affirmative votes cast will be elected. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of each of the below director nominees. Any abstentions or broker non-votes are not counted as votes cast and will not affect the outcome of this proposal, although they will be counted for purposes of determining whether there is a quorum present.

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OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF

MESSRS. HSU, YUAN, WEI YUAN CHEN, STEVE CHEN AND DR. ZHANG UNDER PROPOSAL ONE.

Directors and Executive Officers

Listed below are the names of the directors, the nominee as a director and executive officers of the Company, their ages as of the Record Date, and their positions held.

Name	Age	Title
David Hsu	62	Chief executive officer and director
Stephen Brown	66	Chief financial officer
Simon Yuan	71	Director
Wei Yuan Chen	65	Director
Jinxi Lin[1]	65	Director
Wen-Ching (Stephen) Yang, Ph.D.[1]	63	Director
Lei Zhang, Ph.D.	42	Director
Steve Chen	67	Nominee for Director

____________

1 Mr. Lin and Dr. Yang have advised the Company that they do not desire to stand for re-election.

David Hsu, together with Simon Yuan and Ching Liu, who was formerly an executive officer and director and is a 5% stockholder, are our founders. Mr. Hsu has served as our chief executive officer and a director since our organization in February 2008. Mr. Hsu has more than 20 years of experience in sales, international business development and management in the automotive and energy industries. Before starting SolarMax in 2008, Mr. Hsu served as a consultant to China Sunergy, a leading photovoltaic panel manufacturer and solar energy company. Mr. Hsu received a bachelor’s degree in electrical engineering from Shanghai Jiao Tong University School of Engineering. Mr. Hsu’s solar energy industry experience and his relationships with industry experts qualify him to serve as a director.

Stephen Brown has served as our chief financial officer since May 2017. From 2013 until April 2017, he was chief financial officer of STAAR Surgical Company. Mr. Brown was vice president, global finance of Bausch & Lomb from 2008 until 2013 and chief financial officer of Hoya Surgical Optics from 2007 to 2008. He served in various capacities over a 13-year period with Johnson & Johnson including chief financial officer of the Advanced Sterilization Products division. His 35-year business career also includes the founding of Degree Baby Products, a privately held company that was sold after six years of operations to Johnson & Johnson. Mr. Brown holds an M.B.A. degree from University of California, Los Angeles Anderson School of Management and earned a B.A. degree in Business Administration from California State University, Fullerton.

Simon Yuan, one of our founders, served as a director since February 2008 and chief financial officer from February 2008 until May 2017. In 1989, Mr. Yuan founded Simon& Edward, LLP, a PCAOB registered public accounting firm of which he has been managing partner since its founding. Prior to founding Simon& Edward, Mr. Yuan was employed by Wells Fargo Bank as a senior internal auditor and by the State of California as a tax auditor. Mr. Yuan was also a supervising senior auditor with the international accounting firm of Moore Stephens. Mr. Yuan’s professional experience encompasses more than 30 years of public accounting, with expertise in a broad range of business accounting and auditing, and international taxation, estate planning, business merger and acquisition, and general business consulting. Mr. Yuan is an active leader, officer and participant of many professional and charitable organizations. He is a director of the Sino-American Certified Public Accountants Association and also served as its president in 1998. Mr. Yuan received a Master of Accountancy from Ohio State University. Mr. Yuan’s accounting background, as well as his service as our chief financing officer, qualify him to serve as a director.

Wei Yuan Chen has served as a director since April 2010. Mr. Chen, who is semi-retired, was the chief designer and director for Xing Rong Project Management Company, Shanghai, China, a position he held from 1990 to 2010. In 2002, Mr. Chen received the "Design and Build” of the year award for designing the headquarters of Applied Material, Shanghai, China. Mr. Chen earned his bachelor’s degree from Tsinghua University. Mr. Chen brings to us his project management knowledge and 20 years of experience of implementation and integration of renewable sources into his architectural designs. Mr. Chen’s experience in project management and familiarity with the Chinese market qualify him to serve as a director.

Jinxi Lin has served as a director since 2014. Mr. Lin serves as the chairman of AMD, a publicly traded solar panel manufacturer in Asia and the Middle East and one of our major stockholders. Mr. Lin founded AMD in 2006 and has served as its chairman since its formation. Mr. Lin received his undergraduate degree in business administration from Northwest Polytechnic University. Mr. Lin’s knowledge of the solar industry and the Chinese market qualify him to serve as a director.

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Dr. Wen-Ching (Stephen) Yang has been a director since December 2020. Dr. Yang is the founder of Grand Trust International Law Offices and has been the partner-in-charge since 2008. He has also been the chief executive officer of Taoyuan Enterprise Chamber since 2016. Dr. Yang received his bachelor’s and master’s degrees from National Taiwan University and his PhD in economics in law from the law school at Peking University. Dr. Yang was also a research fellow at the John F. Kennedy School of Government at Harvard University. Dr. Yang’s background in economics qualify him as a director.

Dr. Lei Zhang has been a director since November 2020. She has been a professor, which is a tenured position, in the Department of Mechanical Engineering at the University of Alaska, Fairbanks since July 2024, having been an associate professor from August 2018 to June 2024, and an assistant professor in that department from August 2013 to June 2018. She is co-author of a number of annual books on energy technology and is co-author of a number of articles in her field in peer reviewed journals. Dr. Zhang received her B.Eng. and M.S. in Material Science and Engineering from China University of Mining & Technology, Beijing, and her Ph.D. from Michigan Technological University. Dr. Zhang’s knowledge of the energy industry qualifies her to serve as a director.

Steve Chen has been a private investor and business operator since 1998. He actively manages a portfolio of commercial and hospitality real estate assets in the United States. His professional experience includes founder and chief executive officer of ALPS European Whole Grain in Shanghai, China, the first microbrewery in China, from 1994 to 2000, and founder and chief executive officer from 2009 to 2016 of Speedy Sails, a regional distribution business for U.S. manufactured catamarans aimed at China’s emerging marine leisure market. Mr. Chen received his degree from World College of Journalism in Taipei, Taiwan. We believe he business experience qualifies him to serve as a director.

All of our executive officers and directors are located in the United States except that one continuing director (Wei Yuan Chen) is located in China. As a result, it may be difficult, or in some cases not possible, for investors in the United States to enforce their legal rights, to effect service of process upon our director located outside the United States, to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties on our directors under United States securities laws. In particular, the PRC does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the United States and many other countries and regions. Therefore, recognition and enforcement in the PRC of judgement of United States courts in relation to any matter not subject to a binding arbitration provision may be difficult or impossible.

Election of Directors

At the meeting votes will be cast in accordance with instructions from the stockholders. A stockholder may vote for one or more nominees for director or may withhold his or her vote with respect to any or all nominees for directors. The five directors who receive the most votes will be elected as directors, provided that a quorum is present.

Information about the Board of Directors

Our board of directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with our chief executive officer and other key executives, by reading the reports and other materials that we send them, and by participating in board and committee meetings. Directors hold office for a term of one year and until their successors have been elected and qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

Terms of Directors

Our directors are elected for a term of one year, until the next annual meeting of stockholders and until their successors are elected and qualified. Pursuant to our bylaws, our officers serve at the pleasure of the board of directors subject to any rights they may have pursuant to employment agreements and applicable law.

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Committees of the Board of Directors

We have established an audit committee, a compensation committee and a nominating and corporate governance committee. We have adopted a charter for each of the three committees. Each committee’s members and functions are described below.

Audit Committee. Our audit committee presently consists of Dr. Wen-Ching Yang as chair, Wei Yuan Chen and Simon Yuan. We have determined that Dr. Yang, Mr. Chen and Mr. Yuan satisfy the "independence” requirements of the Nasdaq Listing Rules and meet the independence standards under Rule 10A-3 under the Exchange Act. We have determined that each of Dr. Yang and Mr. Yuan qualify as an "audit committee financial expert.” The audit committee oversees our accounting and financial reporting processes and the audits of our financial statements. The audit committee is responsible for, among other things:

•	selecting the independent registered public accounting firm and pre-approving all auditing and non-auditing services permitted to be performed by the independent registered public accounting firm;

•	reviewing with the independent registered public accounting firm any audit problems or difficulties and management’s response;

•	reviewing and approving all proposed related party transactions, as defined in Item 404 of Regulation S-K under the Securities Act;

•	discussing the annual audited financial statements with management and the independent registered public accounting firm;

•	reviewing the adequacy and effectiveness of our accounting and internal control policies and procedures and any special steps taken to monitor and control major financial risk exposures;

•	annually reviewing and reassessing the adequacy of our audit committee charter;

•	meeting separately and periodically with management and the independent registered public accounting firm;

•	monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure proper compliance;

•	establishing procedures for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•	reporting regularly to the board.

Our audit committee reviews all proposed related party transactions on an ongoing basis and any such transactions must be approved by the audit committee.

The audit committee has the authority, with the assistance of management, to advise the board and any other board committee if the clawback provisions of our clawback policy are triggered based upon a financial statement restatement or other financial statement change.

The audit committee also has the responsibility to implement and oversee our cybersecurity and information security policies and periodically review the policies and manage potential cybersecurity incidents.

In connection with our audited consolidated financial statements as of and for the year ended December 31, 2024, the audit committee reviewed and discussed with management and Marcum LLP (“Marcum”), our former independent registered public accounting firm, the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 31, 2025. The audit committee also discussed with Marcum those matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301.

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Marcum also provided the audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the audit committee concerning its independence. The audit committee has discussed with Marcum its independence.

Based on its discussions with management and Marcum, and its review of the representations and information provided by management and Marcum, including as set forth above, the audit committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024

Compensation Committee. Our compensation committee presently consists of Wei Yuan Chen, as chair, Lei Zhang, Ph.D. and Jinxi Li, all of whom satisfy the "independence” requirements of the Nasdaq Listing Rules. The compensation committee assists the board in reviewing and approving the compensation structure, including all forms of compensation relating to our directors and executive officers. Our chief executive officer may not be present at any committee meeting during which his compensation is deliberated upon. The compensation committee is responsible for, among other things:

•	reviewing and approving, or recommending to the board for its approval, the compensation for our chief executive officer and other executive officers;

•	reviewing and recommending to the board for determination with respect to the compensation of our non-employee directors;

•	reviewing periodically and approving any incentive compensation or equity plans, programs or other similar arrangements; and

•	selecting compensation consultant, legal counsel or other adviser only after taking into consideration all factors relevant to that person’s independence from management.

The compensation committee shall, with the assistance of management, have the authority and responsibility to, either by itself or in coordination with the audit committee, make any determinations and take or authorize the taking of any action contemplated by our clawback policy.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee presently consists of Dr. Wen-Ching Yang, as chair, and Wei Yuan Chen. We have determined that Dr. Yang and Mr. Chen satisfy the "independence” requirements of the Nasdaq Listing Rules. The nominating and corporate governance committee assists the board in selecting individuals qualified to become our directors and in determining the composition of the board and its committees. The nominating and corporate governance committee is responsible for, among other things:

•	recommending nominees to the board for election or re-election to the board, or for appointment to fill any vacancy on the board;

•

reviewing annually with the board the current composition of the board with regards to characteristics such as independence, knowledge, skills, experience, expertise, diversity and availability of service to us;

•

selecting and recommending to the board the names of directors to serve as members of the audit committee and the compensation committee, as well as of the nominating and corporate governance committee itself;

•

developing and reviewing the corporate governance principles adopted by the board and advising the board with respect to significant developments in the law and practice of corporate governance and our compliance with such laws and practices; and

•	evaluating the performance and effectiveness of the board as a whole

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and 10% stockholders to file initial reports of ownership and reports of changes in ownership of our common stock with SEC and to furnish us with copies of all Section 16(a) forms that they file. All directors, other than Mr. Lin and Wen-Chen Yang, have made their Form 3 filings.

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Meetings of the Board of Directors and Committees

During the year ended December 31, 2024, our board of directors met telephonically seven times and also acted by unanimous written consent. During this period, the audit committee met three times and the compensation committee and nominating and corporate governance committee did not meet.

Director Nomination Process

The Nominating and Corporate Governance Committee identifies director nominees by first considering those current members of the Board who are willing to continue service. Current members of the Board with skills and experience that are relevant to our business and are willing to continue their service as a director are considered for re-election, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. Nominees for director are selected by a majority of the members of the Board. Although we do not have a formal diversity policy, in considering the suitability of director nominees, the Nominating and Corporate Governance Committee considers such factors as it deems appropriate to develop a Board and its committees that are diverse in nature and comprised of experienced and seasoned advisors. Factors considered by the Nominating and Corporate Governance Committee include sound judgment, knowledge, skill, diversity, integrity, experience with businesses and other organizations of comparable size, including experience in our industry, FDA compliance, intellectual property, business, finance, administration or public service, the relevance of a candidate’s experience to our needs and experience of other Board members, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a director candidate would be a desirable addition to the Board and its committees.

Nominations of persons for election to the Board may be made at an annual meeting of stockholders only (a) pursuant to our notice of meeting, (b) by or at the direction of the Board or any committee thereof or (c) by any stockholder of the Company who complies with the nomination procedure set forth in our bylaws. Pursuant to our by-laws, the exclusive means by which a stockholder may nominate a director shall be: (i) in the case of the nomination of a director for election at an annual meeting, by delivery of a notice to the Secretary, not less than 90 days nor more than 120 days prior to the anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the Company mails its proxy materials for the current year if during the prior year the Company did not hold an annual meeting or if the date of the annual meeting was changed more than thirty (30) days from the prior year) or the date set forth in such prior year’s statement for such purpose; or (ii) in the case of the nomination of a director for election at a special meeting (other than pursuant to a special meeting request in accordance with the requirements set forth in Sections 2.3 and 2.5), not less than ninety (90) days nor more than one hundred twenty (120) days prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (of the date of such special meeting was first made, setting forth: (a) the name, age, business address and the primary legal residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of capital stock of the Corporation which are owned directly or indirectly of record and directly or indirectly beneficially owned by the nominee and each of its affiliates (within the meaning of Rule 144), including any shares of the Corporation owned or controlled via derivatives, hedged positions and other economic and voting mechanisms, (d) any material agreements, understandings or relationships, including financial transactions and compensation, between the nominating stockholder and the proposed nominees, (e) such other information concerning each such nominee as would be required, under the rules of the SEC, in a proxy statement soliciting proxies in a contested election of such nominees, and (f) a representation that neither such nominee nor any of such nominee’s affiliates is subject to a “bad actor” disqualification pursuant to paragraph (d) of Rule 506 of the SEC. Such notice shall include a signed consent of each such nominee to serve as a director of the Corporation, if elected. In addition, any stockholder nominee, to be validly nominated, shall submit to the Secretary the questionnaire required pursuant to Section 2.6.3 of these Bylaws. A stockholder intending to nominate one or more candidates for election as directors must comply with the advance notice bylaw provisions specifically applicable to the nomination of candidates for election as directors for such nomination to be properly brought before the meeting. For purposes of these Bylaws, “public disclosure” shall mean shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the SEC pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

Code of Ethics

Our board of directors has adopted a written code of ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted on our website a current copy of the code and all disclosures that are required by law or Nasdaq Marketplace Rules concerning any amendments to, or waivers from, any provision of the code.

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Insider Trading Policy

Our board of directors adopted our Insider Trading Policy which provides guidelines to all of our directors, officers, employees, and consultants with respect to trading in our securities, as well as the securities of publicly traded companies with whom we have a business relationship. This policy has been designed to prevent insider trading or even allegations of insider trading and is posted on our website.

Board Leadership Structure

Our board of directors has the ability to select the chairman of the board of directors and a chief executive officer in a manner that it considers to be in the best interests of our company at the time of selection. Currently, David Hsu serves as our Chief Executive Officer and chairman of the board of directors. We currently believe that this leadership structure is in our best interests. Additionally, four of our five nominees for our board of directors have been deemed to be “independent” by the board of directors, which we believe provides sufficient independent oversight of our management.

Our board of directors, as a whole and also at the committee level, plays an active role overseeing the overall management of our risks. Our Audit Committee reviews risks related to financial and operational items with our management and our independent registered public accounting firm. Our board of directors is in regular contact with our chief executive officer, who reports directly to our board of directors and who supervises day-to-day risk management.

Role of Board in Risk Oversight Process

Our board of directors believes that risk management is an important part of establishing, updating and executing on our business strategy. Our board of directors has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, and the financial condition and performance of our company. Our board of directors focuses its oversight on the most significant risks facing us and on our processes to identify, prioritize, assess, manage and mitigate those risks. Our board of directors receives regular reports from members of our senior management on areas of material risk to us, including strategic, operational, financial, legal and regulatory risks. While our board of directors has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on us.

EXECUTIVE COMPENSATION

The following table sets forth information regarding the compensation awarded to, earned by, or paid during the years ended December 31, 2024 and 2023 to our chief executive officer and the most highly paid executive officer other than the chief executive officer. These two officers, who are our only executive officers, are referred to as our "Named Executive Officers.”

Summary Compensation Table

Name and		Salary	Cash Bonus	Stock Bonus	Option Awards	Non-Equity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation[2]	Total
principal position	Year	($)	($)	($)	($)	($)	($)	($)	($)
David Hsu,	2024	$737,924	$-	$-	$-	$-	$-	-	$737,924
Chief executive officer[1]	2023	$716,431	$-	$-	$-	$-	$-	$55,055	$771,486

Stephen Brown,	2024	$350,000	$105,000	$-	$-	$-	$-	$13,489	$468,489
Chief financial officer	2023	$350,000	$-	$-	$-	$-	$-	$26,896	$376,896

[1]

Pursuant to his employment agreement, Mr. Hsu is eligible for an annual bonus in which 70% is payable in stock and 30% is payable in cash. Mr. Hsu waived his bonus for 2023 and 2022 in connection with the suspension of incentive programs for our key employees.

[2]	All other compensation represents the value of paid time off accrued.

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Employment Agreements

On October 7, 2016, we entered into an employment agreement with David Hsu-pursuant to which it agreed to employ Mr. Hsu as our chief executive officer for a five-year term commencing January 1, 2017 and continuing on a year-to-year basis unless terminated by us or Mr. Hsu on not less than 90 days’ notice prior to the expiration of the initial term or any one-year extension. We agreed to include Mr. Hsu as a nominee of the board of directors for election as a director during the term of his agreement, and, upon his election as a director, Mr. Hsu is to serve as chairman of the board. Mr. Hsu’s initial salary was $600,000, with an annual increase of not less than 3%. Mr. Hsu’s employment agreement provides for a salary increases of at least 3% annually and a bonus based on our revenues. Mr. Hsu’s compensation was at the annual rate of $716,431 for 2023 and $737,924 for 2024.  His compensation for 2025 is at the annual rate of $760,062. Mr. Hsu is entitled to an annual bonus based on consolidated revenues for the year in accordance with the following table:

Revenue	Bonus in Dollars or Percentage of Revenues
Less than $30 million	$-
More than $30 million but less than $50 million	$250,000
More than $50 million but less than $100 million	0.55%
More than $100 million but less than $200 million	0.60%
More than $200 million but less than $300 million	0.75%
More than $300 million	1.00%

70% of the bonus payable for any calendar year shall be paid in restricted stock and 30% shall be paid in cash and shall be paid no later than the earlier of (i) 30 days following the issuance of our audited financial statements for the calendar year in which the bonus is earned or (ii) the last business day of December of such next following calendar year. Our audited financial statements shall be deemed to be issued on the date we file our annual report on Form 10-K. The equity component of the bonus shall be based on the average closing market price of the common stock on the principal exchange or market on which the common stock is traded for the period beginning on the first day of the quarter in which the bonus is payable and ending on the third trading day prior to the date payment is made; except that, if the common stock is not publicly traded, the common stock shall be valued at the most recent price at which the common stock was sold in a private placement to non-affiliated investors. The restricted stock will vest immediately on issuance. Mr. Hsu waived his bonus for 2023 and 2022 in connection with the suspension of incentive programs for our key employees.  Mr. Hsu is eligible for restricted stock grants or stock options, which shall not exceed 1.5% of our outstanding common stock prior to the grant. The agreement also provides Mr. Hsu with $2.0 million of life insurance, medical and dental insurance and long-term disability insurance providing monthly benefits of not less than $25,000. In the event of Mr. Hsu’s termination in the event of his disability or death, we will pay Mr. Hsu or his beneficiary severance payments or death benefits equal to his highest compensation, which is his salary plus bonus, during the three calendar years prior to the year in which the termination of employment for disability or death occurs, multiplied by the number of full years Mr. Hsu has been employed by us. Mr. Hsu’s employment commenced in February 2008. These termination payments shall be made in annual installments, each equal to one year’s total compensation. In the event of a termination not for cause, by Mr. Hsu for good cause or termination of employment within 18 months of a change of control, we shall pay Mr. Hsu, a lump sum termination payment equal to two times his highest annual compensation for the three years preceding the year in which the termination of employment occurs multiplied by the number of full years that Mr. Hsu was employed by us. In connection with Mr. Hsu’s exchange of 674,107 restricted shares for options to purchase 1,428,432 shares of common stock at $5.01 per share and 674,107 restricted shares for a cash payment of $675,000, which has not been paid as of December 31, 2024.  In addition, at December 31, 2024, we owed Mr. Hsu $1,712,770, representing deferred salary from 2019, 2020, 2021, 2022 and 2023 and cash bonuses deferred from 2017 and 2018. Mr. Hsu agreed that this deferred salary and bonus be paid in twelve equal monthly installments, the first payment becoming due on the February 27, 2025 which has been extended to June 30, 2025.

We have an employment agreement dated March 23, 2017 with Stephen Brown pursuant to which we pay Mr. Brown an annual salary of $350,000. Mr. Brown’s agreement provides that his employment is at will.

Clawback Policy

Our board of directors adopted a clawback policy covering our executive officers. An executive officer is our chief executive officer, president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president in charge of a significant principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for us.  As of the date of this annual report, our only executive officers are our chief executive officer and our chief financial officer.  The clawback policy relates to incentive-based compensation, which is any compensation that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure.  The clawback policy covers the recovery of incentive-based compensation from an executive officer only in the event that we are required to prepare an accounting restatement due to the material noncompliance of our financial reporting requirement under the United States securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.  Questions as to "materiality” will be made by the Compensation Committee in coordination with the Audit Committee.

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The incentive-based compensation subject to recovery is the incentive-based compensation received during the three completed fiscal years immediately preceding the date that we are required to prepare an accounting restatement as described above, provided that the person served as an executive officer at any time during the performance period applicable to the incentive-based compensation in question provided that the clawback policy shall only apply if the incentive-based compensation is received while we have a class of securities listed on Nasdaq and on or after October 2, 2023.   David Hsu, our chief executive officer, has an employment which provides for incentive-based compensation during the year ended December 31. 2023; however, Mr. Hsu waived his bonus for 2023.in connection with the suspension of incentive programs for our key employees.

Employee Benefit Plans

In October 2016, our board of directors adopted, and in November 2016, our stockholders approved, the 2016 Long-Term Incentive Plan (the "Plan”), pursuant to which a maximum of 3,810,949 shares of common stock may be issued pursuant to restricted stock grants, incentive stock options, non-qualified stock options and other equity-based incentives may be granted. In March 2019, the board and stockholders approved an increase in the number of shares subject to the plan to 8,988,084.

As of December 31, 2024, there were outstanding options to purchase a total of 6,195,743 shares of common stock at an average exercise price of $5.01, including options granted prior to the adoption of the Plan.  The following table sets forth information as to options held by our officers, directors and 5% stockholders.

Name	Shares
David Hsu	1,428,432
Simon Yuan	1,269,717
Ching Liu	1,058,098
Stephen Brown	199,736
Total	3,955,983

The grantees of the restricted stock grants have all rights of ownership with respect to the shares, including the right to vote the shares and to receive dividends and distributions with respect to the shares until and unless a forfeiture event shall occur; provided, however, that prior to a forfeiture termination event, (i) the grantees shall have no rights to sell, encumber or otherwise transfer the shares, and (ii) any shares of any class or series of capital stock which are issued to the grantee as a holder of the shares as a result of a stock dividend, stock split, stock distribution, reverse split, recapitalization, or similar event, shall be subject to the same forfeiture provisions as the shares. A forfeiture termination event shall mean such date as is six months following our initial public offering, which is the vesting date with respect to the shares. The shares were subject to forfeiture if we did not complete our initial public offering by April 30, 2024. The options became exercisable as to 50% of the shares in August 2024 and become exercisable as to the remaining 50% in August 2025.

On September 25, 2025, the Board extended to August 28, 2028, the expiration date of outstanding options to purchase a total of 1,620,879 shares which had an expiration date ranging from August 30, 2025 to April 29, 2027. Except for an option to purchase 149,802 shares at an exercise price of $3.50, all the options have an exercise price of $5.01 per share. These options included an option to purchase 199,736 shares at $5.01 per share held by Stephen Brown, our chief financial officer.

Outstanding Equity Awards

The following table sets forth information as to outstanding equity awards at December 31, 2024 for the Named Executive Officers:

	Option awards						Stock awards
	Shares underlying unexercised option # exercisable	Shares underlying unexercised option # unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares that have not vested	Market value of shares that have not vested	Equity incentive plan awards: number of unearned shares or other rights that have not vested
David Hsu	714,216	714,216	[1]	-		02/12/34	-	-	-
Stephen Brown	199,736			-	5.01	04/30/27	-	-	-

[1]	These options held by Mr. Hsu are exercisable as to 50% and became exercisable as to the remaining 50% on August 12, 2025.

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Director Compensation

The following table sets forth information as to the compensation paid to our directors in 2024, other than those named in the Summary Compensation Table:

Name	Cash Compensation	Stock Awards	Total
Wei Yuan Chen	-	-	-
Jinxi Lin	-	-	-
Simon Yuan	-	-	-
Dr. Wen-Ching (Stephen) Yang	-	-	-
Lei Zhang, Ph.D.	-	-	-

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

EB-5 Notes

On January 3, 2012, Clean Energy Funding (“CEF”), a related party, entered into a loan agreement with one of our United States subsidiaries, pursuant to which CEF agreed to make loans to the subsidiary in an amount not to exceed $45 million. CEF advanced $45 million pursuant to the agreement. On August 26, 2014, Clean Energy Funding II (“CEF II”), a related party, entered into a loan agreement with LED, another United States subsidiary, for up to $13,000,000. CEF II advanced $10.5 million pursuant to the agreement. The proceeds of the loans were used by our subsidiaries for their operations. The loans from CEF and CEF II accrue interest at 3% per annum, payable quarterly in arrears. The loans are secured by a security interest in the accounts and inventory of the borrowing subsidiary. CEF and CEF II are limited partnerships, the general partner of which is Inland Empire Renewable Energy Regional Center, LLC ("Inland Empire”). Inland Empire is owned by David Hsu, our chief executive officer and a director, and Ching Liu, our former executive vice president and former director and a 5% stockholder. Simon Yuan, a director, resigned from Inland Empire in January 2024. He had not been involved in the management of CEF or CEF II. The limited partners of both CEF and CEF II are unaffiliated investors who made a capital contribution to CEF or CEF II pursuant to the United States EB-5 immigration program and are not related parties. The EB-5 immigrant investor visa is a federal program that grants green cards and a path to citizenship to foreign investors who invest at least $500,000 toward job-creating projects. Under this program, which is administered by the United States Customs and Immigration Service, entrepreneurs (and their spouses and unmarried children under 21) are eligible to apply for a green card (permanent residence) if they make the necessary investment in a commercial enterprise in the United States and plan to create or preserve 10 permanent full-time jobs for qualified United States workers. We are a commercial enterprise that creates permanent full-time jobs in the United States.

The loans from CEF and CEF II become due, as to the investment of each limited partner, four years from the date of the loan and may be extended as may be necessary to meet applicable USCIS immigrant investor visa requirements, which will be the date that the limited partner is eligible for a green card. Under the limited partnership agreements for CEF and CEF II, the limited partners may demand repayment of their capital account when the petition is approved, which demand may trigger a maturity of the loan from CEF or CEF II in the amount of the limited partner’s investment. The initial four-year term of notes in the principal amount of $55.5 million, which were issued to CEF and CEF II, and had expired prior to December 31, 2023 and are on extension until the limited partner meets applicable immigrant investor visa requirements. We cannot determine the period of the extensions. As of March 15, 2025, limited partners whose capital contributions funded loans of $41.5 million had received their green card approval and their extensions expired and one limited partner whose capital contribution funded $500,000 had withdrawn from CEF II and his capital contribution was returned. The petitions of limited partners of CEF and CEF II whose capital contribution funded loans of $9.0 million are pending.

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As the loans matured and the limited partners requested return of their capital contribution, we offered the limited partners, in lieu of the payment by the limited partnership, a convertible note with a term of five years, with 20% of the principal amount being due on each of the first, second, third, fourth and fifth anniversaries of the date of issuance. The notes are secured by the same assets that secured the notes issued to CEF and CEF II. As of March 15, 2025, we had issued convertible notes in the principal amount of $41.5 million to former limited partners of CEF, of which principal payments of $22.0 million had been made on the anniversary of the respective dates of issuance, and convertible notes in the principal amount of $3.0 million had been purchased by us for $2.1 million, leaving convertible notes in the principal amount of $16.5 million outstanding. As of March 15, 2025, notes to CEF and CEF II in the aggregate principal amount of $11.0 million were outstanding.

Six of the limited partners commenced an action against CEF, SolarMax and others, including Mr. Hsu and Mr. Yuan, seeking cash payment of their capital contribution to CEF totaling $3.0 million and other relief, including a declaration that the $45.0 million note to CEF is due and payable. All six of these limited partners settled their actions. One of these limited partners accepted a convertible note for $500,000, the amount of his claim.

Interest expense on the loans from CEF and CEF II were approximately $400,000 and $531,000 for the years ended December 31, 2024 and 2023, respectively.

Other Related Party Loan

On October 10, 2022, SMXP made unsecured loans to us for $944,077 and $414,581 at an interest rate of 8%, with interest payable quarterly at the end of each quarter. The principal amount plus accrued interest of both notes was initially due on October 10, 2024 and was extended to October 10, 2025. The proceeds of the loans were used to pay the security deposit and lease obligations for one month owed to the new owner of our headquarters building under the new lease agreement and for rent on our headquarters building from June 1, 2022 to October 12, 2022. David Hsu, our chief executive officer and a director, and Ching Liu, formerly our executive vice president and a director and currently a 5% stockholder are the principal management group of SMXP. Simon Yuan, a director, has a non-controlling interest in SMXP and is not part of its management.

Related Party Leases

We had a lease for our Diamond Bar, California office with Fallow Field, LLC. Fallow Field, LLC, a related party. The lease commenced on November 1, 2016 and had a ten year term with one five-year renewal option. The initial annual base rent is $229,272 plus the Company’s share of utilities. Fallow Field is owned by Mr. Hsu, Ms. Liu and a minority stockholder. Effective March 31, 2024, we terminated the lease with Fallow Field.

For the years ended December 31, 2024 and 2023, total related party rental expense included in general and administrative expenses was approximately $36,000 and $100,000, respectively.

Equity Transactions with Officers and Directors

In October 2016, the board of directors granted 3,810,949 shares, of which 3,045,963 shares were granted to officers and directors. The following table set forth information relating to the restricted stock grants to officers and directors.

Name	No. of Restricted Shares
David Hsu	1,348,213
Ching Liu[1]	998,676
Simon Yuan	599,206
Chung Jen Tsai[2]	99,868

____________

1 Ms. Liu resigned as an officer and director on February 24, 2020.

2 Mr. Tsai resigned as a director on July 6, 2020.

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On March 23, 2019, the board of directors:

•

Granted to the holders of 1,184,434 restricted shares, including Mr. Yuan and Mr. Tsai, the right to exchange their restricted shares for a ten-year option to purchase 2.119 shares of common stock at $5.01 per share for each share of restricted stock exchanged; and

•

Granted to Mr. Hsu, Ms. Liu and one other employee, who held 1,348,213, 998,676 and 199,736 restricted shares, respectively, the right (a) to exchange 50% of their restricted shares for a ten-year option to purchase 2.119 shares of common stock at $5.01 per share for each share exchanged and (b) transfer to us 50% of their restricted shares for $1,275,000, or $1.01 per share. These payments were initially due in December 2019 and the payment date was extended and we made these payments from the proceeds of our initial public offering.

Pursuant to their exchange agreements with us, we granted Mr. Yuan, a director, an option to purchase 1,269,717 shares and Mr. Tsai, who was a director, an option to purchase 211,620 shares in exchange for their restricted shares.

Pursuant to their exchange agreements with us, Mr. Hsu converted 674,107 shares of common stock into options to purchase 1,428,432 shares of common stock and transferred 674,107 of his restricted shares stock to us for $675,000, and Ms. Liu converted 499,338 of common stock into options to purchase 1,058,098 shares of common stock and transferred 499,338 shares of common stock to us for $500,000. The payments to Mr. Hsu and Ms. Liu were initially to have been paid by December 15, 2019, which date has been extended several times and the payments to Ms. Liu and another employee were made from the 5.0proceeds of our initial public offering. The payment to Mr. Hsu is being paid in twelve monthly installments, commencing June 30, 2025.

On September 25, 2025, the Board extended to August 28, 2028, the expiration date of outstanding options to purchase a total of 1,620,879 shares which had an expiration date ranging from August 30, 2025 to April 29, 2027. Except for an option to purchase 149,802 shares at an exercise price of $3.50, all the options have an exercise price of $5.01 per share. These options included an option to purchase 199,736 shares at $5.01 per share held by Stephen Brown, our chief financial officer.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE

COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025

The audit committee of the Board appointed the firm of CBIZ CPAs P.C. (“CBIZ”) to serve as our registered public accounting firm for the year ended December 31, 2025.

On April 29, 2025, we were notified by Marcum that Marcum resigned as our independent registered public accounting firm effective April 29, 2025. On November 1, 2024, CBIZ acquired the attest business of Marcum. Substantially all of the partners and staff that provided attestation services with Marcum joined CBIZ. On May 5, 2025, with the approval of the audit committee, CBIZ was engaged as our independent registered public accounting firm.

During the years ended December 31, 2024 and 2023 and the subsequent interim period from January 1, 2025 to the date of Marcum’s resignation, and in connection with the audit of our financial statements, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such periods and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions). Marcum’s reports on our consolidated financial statements for the years ended December 31, 2024 and 2023 were not qualified or modified as to uncertainty, audit scope or accounting principles except that there was an explanatory paragraph as to our ability to continue as a going concern.

Prior to engaging CBIZ, we did not consult with CBIZ regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by CBIZ on our consolidated financial statements, and CBIZ did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue.

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No representatives of Marcum will be present at the Meeting or make any statements. A representative of CBIZ will be present at the Meeting but will not make any statements or have availability to respond to questions.

Audit Fees

The following table sets forth the fees billed by Marcum, which was our registered independent public accounting firm, for 2024 and 2023 for the categories of services indicated.

	Years Ended December 31,
	2024	2023
Audit fees	$565,470	$645,810
Audit – related fees	$41,200	$41,200

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements and our registration statement on Form S-1 relating to our initial public offering.

Audit-related fees consist of fees related to the annual audit of the standalone financial statements of a subsidiary.

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Since we do not have an audit committee, the pre-approval is made by the board of directors. Our board approved all services that our independent accountants provided to us in the past two fiscal years.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CBIZ CPAs P.C. AS OUR REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS, OFFICERS AND DIRECTORS

The following table sets forth information with respect to the beneficial ownership of our common stock as of October 6, 2025, by:

•	each person known to us to beneficially own 5% or more of our common stock;

•	each director and each nominee for director;

•	each of our Named Executive Officers; and

•	all officers and directors as a group.

All information with respect to beneficial ownership has been furnished by the respective 5% or more stockholders, directors, nominees for directors or executive officers, as the case may be. Each person is deemed to own beneficially shares of common stock that are issuable upon exercise of options, warrants or upon conversion of convertible securities if they are exercisable or convertible within 60 days of October 6, 2025. Unless otherwise noted, the mailing address of each listed beneficial owner is 3080 12th Street, Riverside, California 92507.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage[1]
David Hsu[2]	4,746,514	8.6%
Jinxi Lin[3]	3,566,700	6.6%
Changzhou Almaden Co. Ltd.[3]	3,566,700	6.6%
Ching Liu[4]	2,897,349	5.3%
Simon Yuan[5]	2,831,947	5.2%
Wei Yuan Chen	1,757,670	3.2%
Dr. Wen-Ching (Stephen) Yang[6]	1,098,544	2.0%
Lei Zhang, Ph.D.	-	0%
Steve Chen	-	0%
Stephen Brown[7]	199,736	0.4%
All officers and directors as a group[2,3,5,6] (seven individuals beneficially owning stock)	14,201,111	25.4%

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____________

*	Less than 1%

[1]	The percentages are based on 54,302,950 shares of common stock outstanding.
[2]	Represents 4,032,298 shares owned by Mr. Hsu and 714,216 shares issuable upon exercise of options held by Mr. Hsu.
[3]

The shares beneficially owned by Jinxi Lin represent the 3,566,700 shares owned by Changzhou Almaden Co. Ltd. (“AMD”), of which Mr. Lin is chairman and chief executive officer and has the right to vote and dispose of the shares. The address for Mr. Lin and AMD is No. 639, Qinglong East Road, Changzhou, Jiangsu, China.

[4]	Represents 2,368,300 shares owned by Ms. Liu and 529,049 shares subject to options held by Ms. Liu. The address for Ms. Liu is 2810 Steeplechase Lane, Diamond Bar, CA 91765
[5]	Represents 2,197,088 shares owned by Mr. Yuan and 634,859 shares issuable upon exercise of options held by Mr. Yuan.
[6]	Includes 349,537 shares of common stock owned by Dr. Yang’s wife, as to which he disclaims beneficial interest.
[7]	The shares beneficially owned by Mr. Brown represent an 199,736 shares of common stock issuable upon exercise of options held by Mr. Brown.

Except as otherwise indicated each person has the sole power to vote and dispose of all shares of common stock listed opposite his or her name.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by us. In addition to solicitation by mail, our officers and regular employees may solicit proxies personally or by telephone. We do not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to our Chief Executive Officer, by executing a revised proxy at a later date or a later vote electronically or by telephone or by attending and voting at the virtual Meeting. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of our Board.

Other Business

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Legal Proceedings

There are no material proceedings in which any of the Company’s directors, officers or affiliates, or any associate of any such director, officer, affiliate of the Company, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

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Future Stockholders Proposals

The Board has not yet determined the date on which the next annual meeting of stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission. Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next annual meeting of stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be included in our next proxy statement must be received by our Secretary by writing to SolarMax Technology Inc., Attention: Secretary – 3080 12th Street, Riverside, California 92507, no later than 90 days, or August 12, 2026, nor more than 120 days, or July 13, 2026, prior to the first anniversary of the preceding year’s annual meeting. Submitted proposals must comply with applicable Nevada law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

Our Bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting has been changed by more than thirty (30) days in advance of, or more than sixty (60) days after, the anniversary of the preceding year’s annual meeting, the deadline for a stockholder to provide timely notice is not earlier than the close of business of the 120th day prior to the annual meeting and not later than the close of business on the later of (i) the 90th day prior to the annual meeting and (ii) the close of business on the tenth day following the date on which the meeting date is publicly announced. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Secretary. Mr. Brown will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to the Secretary of the Company, at (310) 742-9975 or at offices of the Company at 3080 12th Street, Riverside, California 92507. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Additional Information

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. (951) 300-0788

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.	2025
Vote by Internet - QUICK ☐☐☐ EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by telephone or E-Mail

SOLARMAX TECHNOLOGY, INC.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes to authorize proxies submitted over the Internet or by telephone prior to the meeting must be received by 11:59 p.m., Eastern Time, on November 9, 2025.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – +1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote at the Meeting –

If you plan to attend the virtual online annual meeting, you may vote at this meeting and will need your 12 digit control number to vote electronically at the annual meeting. To attend: ttps://www.cstproxy.com/solarmaxtech/2025

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope which requires no postage if mailed in the United States.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY TELEPHONE.

PROXY CARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS LISTED BELOW:

Please mark your votes like this ☒
1. DIRECTOR ELECTION PROPOSAL				2 AUDITOR RATIFICATION PROPOSAL:		FOR	AGAINST	ABSTAIN

To elect each of David Hsu, Simon Yuan, Wei Yuan Chen, Lei Zhang, Ph.D., and Steve Chen as Directors, each to serve for a one-year term until the conclusion of the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified.

				To ratify the appointment by the Board of Directors of CBIZ CPAs P.C. as the Company’s registered public accounting firm for the year ending December 31, 2025.	a	☐	☐	☐

	FOR	AGAINST	ABSTAIN
1(a) David Hsu	☐	☐	☐
1(b) Simon Yuan	☐	☐	☐
1(c) Wei Yuan Chen	☐	☐	☐
1(d) Lei Zhang, Ph.D	☐	☐	☐
1(e) Steve Chen	☐	☐	☐
The signer hereby revokes all previous proxies given by the signer to vote at the Annual Meeting or any adjournments thereof.

				For address changes and/or comments, please check this box and write them on the lines below.				☐

CONTROL NUMBER

Signature	Signature, if held jointly	Date	, 2025

Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. PLEASE BE SURE TO RETURN THE ENTIRE PROXY ALONG WITH PROOF OF IDENTITY AS DESCRIBED IN THE COMPANY’S PROXY STATEMENT.

2025

PROXY CARD

SOLARMAX TECHNOLOGY, INC.

PROXY FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON NOVEMBER 10, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints David Hsu and Stephen Brown, acting singly, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote, on behalf of the undersigned, all the shares of common stock of SolarMax Technology, Inc. (the “Company”) that the undersigned is/are entitled to vote, held at the close of business on October 6, 2025, at the Annual Meeting of Stockholders (the “Meeting”), to be held virtually via videoconference at https://www.cstproxy.com/solarmaxtech/2025, on November 10, 2025 5:00 PM (Pacific time), and at any and all adjournments or postponements thereof, on the following matters, which are more fully described in the Proxy Statement (the “Proxy Statement”) relating to the Meeting.

The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY OF THE PROPOSALS FOR THE MEETING, THIS PROXY WILL BE VOTED “FOR” WITH RESPECT TO EACH OF THE PROPOSALS, AND IN SUCH MANNER AS THE HOLDER OF THE PROXY DETERMINES WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ALL AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED ARE HEREBY REVOKED.

Continued and to be signed on reverse side